FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD THIRD QUARTER 2014 RESULTS

Signs Agreements to Acquire Majority Stake in Heavy-Duty Truck Dealership Group

Third Quarter 2014	Nine Months 2014

•	Revenue Increases 17.5% to $4.4 Billion

•	Revenue Increases 19.9% to $12.9 Billion

• Same-store Retail Revenue Increases
11.2%

• Same-store Retail Revenue Increases 12.8%

• Income from Continuing Operations

• Income from Continuing Operations
Increases 15.6% to $76.4 Million	Increases 19.5% to $222.8 Million

• Earnings Per Share from Continuing

• Earnings Per Share from Continuing
Operations Increases 16.4% to $0.85	Operations Increases 19.4% to $2.46

• EBITDA Increases 17.6% to $147.3 Million

• EBITDA Increases 18.9% to $430.5 Million
BLOOMFIELD HILLS, MI, October 29, 2014 – Penske Automotive Group, Inc. (NYSE:PAG), an
international transportation services company, announced today the highest third quarter and nine-months income from continuing operations and earnings per share in the history of the company.
For the third quarter of 2014, when compared to the same period last year, income from continuing operations attributable to common shareholders increased 15.6% to $76.4 million and related earnings per share increased 16.4% to $0.85 per share.

Total revenue increased 17.5% to $4.4 billion. The revenue increase was driven by a 10.2% increase in total retail unit sales, including a 5.3% increase on a same-store basis. Gross profit improved 15.3% to $658.7 million while operating income increased 17.1% to $128.0 million.

Commenting on the company’s record results, Penske Automotive Group Chairman

Roger S. Penske said, “Our business delivered another strong quarter, including an 11.2% increase in same-store retail revenue. Our results in the quarter were highlighted by another outstanding performance from our U.K. operations as our international diversification continues to complement our U.S. operations.”

Highlights of the Third Quarter

•	Total Retail Unit Sales Increased 10.2% to 104,963

•	+9.2% in the United States; +12.5% Internationally

•	New unit retail sales +9.2%

•	Used unit retail sales +11.6%

•	Same-store Retail Revenue Increased 11.2%

•	New +8.3%; Used +16.6%; Finance & Insurance +12.2%; Service and Parts +11.0%

•	+7.5% in the United States; +18.1% Internationally

•	Average Transaction Price Per Unit

•	New $38,955; +4.0%

•	Used $27,299; +8.2%

•	Average Gross Profit Per Unit

•	New $2,989, +$177/unit; Gross Margin 7.7%, +20 basis points

•	Used $1,800, -$69/unit; Gross Margin 6.6%, -80 basis points

•	Finance & Insurance $1,092, +$60/unit

For the nine months ended September 30, 2014, total revenue increased 19.9% to $12.9 billion. The revenue increase was driven by an 11.2% increase in total retail unit sales, including 6.7% on a same-store basis. Same-store retail revenue growth was 12.8%. Income from continuing operations attributable to common shareholders increased 19.5% to $222.8 million and related earnings per share increased 19.4% to $2.46 per share when compared to the same period last year.

Acquisitions

The Company has signed agreements to acquire a majority ownership interest in The Around The Clock Freightliner Group (“ATC”), a heavy-duty retail truck dealership group located in Texas, Oklahoma and New Mexico. Upon completion of the transactions, Penske Automotive Group’s ownership interest would increase from 27% to approximately 86% and would become a fully consolidated entity. Upon completion of the transactions, ATC is expected to contribute an estimated $600 — $700 million in incremental revenue and incremental earnings per share of $0.12 to $0.14 on an annualized basis.

ATC currently operates fourteen locations, including eight full-service dealerships, offering Freightliner, Western Star, and Sprinter-branded trucks. The company also offers a full range of used trucks available for sale and service and parts departments that are open 24 hours a day, 7 days a week. Commenting on the acquisition, Penske Automotive Group Chairman Roger S. Penske said, “We are thrilled with the opportunity to acquire a majority ownership interest in ATC and to represent these world-class Daimler brands. ATC has a long and distinguished history as one of North America’s premier full service heavy-duty truck dealerships, and provides an ideal framework for our company to begin building scale within the highly-fragmented commercial truck dealership industry.”

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the third quarter of 2014 on October 29, 2014, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (877) 260-8896 [International, please dial (612) 332-0530]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2014 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive dealerships principally in the United States and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 20,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential and potential earnings outlook and ability to complete the transactions noted above. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us; changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2013, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

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Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
				% Increase/			% Increase/
	2014		2013	(Decrease)	2014	2013	(Decrease)
Revenues:
New Vehicle	$2,231.1		$1,964.5	13.6%	$6,495.5	$5,575.3	16.5%
Used Vehicle	1,301.9		1,078.5	20.7%	3,776.8	3,128.4	20.7%
Finance and Insurance, Net	114.7		98.2	16.8%	331.9	278.8	19.0%
Service and Parts	435.5		375.0	16.1%	1,288.7	1,139.6	13.1%
Fleet and Wholesale	215.9		177.0	22.0%	620.6	529.2	17.3%
Commercial Vehicle, Car Rental and Other	118.8		65.9	80.3%	359.1	87.7	309.5%

Total Revenues	$4,417.9		$3,759.1	17.5%	$12,872.6	$10,739.0	19.9%
Cost of Sales:
New Vehicle	$2,059.9		$1,817.0	13.4%	$5,994.7	$5,152.4	16.3%
Used Vehicle	1,216.1		998.6	21.8%	3,513.7	2,891.5	21.5%
Service and Parts	176.8		149.3	18.4%	522.7	461.5	13.3%
Fleet and Wholesale	214.6		174.7	22.8%	611.8	520.1	17.6%
Commercial Vehicle, Car Rental and Other	91.8		48.4	89.7%	280.1	56.3	397.5%

Total Cost of Sales	$3,759.2		$3,188.0	17.9%	$10,923.0	$9,081.8	20.3%
Gross Profit	658.7		571.1	15.3%	1,949.6	1,657.2	17.6%
SG&A Expenses	512.9	?	446.4	14.9%	1,513.9	1,286.2	17.7%
Depreciation	17.8		15.4	15.6%	51.8	44.4	16.7%

Operating Income	$128.0		$109.3	17.1%	$383.9	$326.6	17.5%
Floor Plan Interest Expense	(11.2)		(10.6)	5.7%	(33.9)	(31.4)	8.0%
Other Interest Expense	(13.3)		(12.3)	8.1%	(39.5)	(35.7)	10.6%
Equity in Earnings of Affiliates	12.7		11.2	13.4%	28.7	22.4	28.1%

Income from Continuing Operations Before Income Taxes	$116.2		$97.6	19.1%	$339.2	$281.9	20.3%
Income Taxes	(39.2)		(31.3)	25.2%	(114.4)	(94.5)	21.1%

Income from Continuing Operations	$77.0		$66.3	16.1%	$224.8	$187.4	20.0%
Loss from Discontinued Operations, net of tax	(1.9)		(0.8)	137.5%	(7.9)	(1.4)	464.3%

Net Income	$75.1		$65.5	14.7%	$216.9	$186.0	16.6%
Less: Income Attributable to Non-Controlling Interests	0.6		0.2	200.0%	2.0	1.0	100.0%

Net Income Attributable to Common Shareholders	$74.5		$65.3	14.1%	$214.9	$185.0	16.2%

Income from Continuing Operations Per Share	$0.85		$0.73	16.4%	$2.46	$2.06	19.4%

Income Per Share	$0.83		$0.72	15.3%	$2.38	$2.05	16.1%

Weighted Average Shares Outstanding	90.3		90.2	0.1%	90.4	90.3	0.1%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$77.0		$66.3	16.1%	$224.8	$187.4	20.0%
Less: Income Attributable to Non-Controlling Interests	0.6		0.2	200.0%	2.0	1.0	100.0%

Income from Continuing Operations, net of tax	$76.4		$66.1	15.6%	$222.8	$186.4	19.5%
Loss from Discontinued Operations, net of tax	(1.9)		(0.8)	137.5%	(7.9)	(1.4)	464.3%

Net Income Attributable to Common Shareholders	$74.5		$65.3	14.1%	$214.9	$185.0	16.2%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	September 30,	December 31,
	2014	2013
Assets
Cash and Cash Equivalents	$150.5	$49.8
Accounts Receivable, Net	643.8	600.8
Inventories	2,479.0	2,518.3
Other Current Assets	100.4	88.4
Assets Held for Sale	45.6	107.3

Total Current Assets	3,419.3	3,364.6
Property and Equipment, Net	1,375.1	1,232.2
Intangibles	1,482.7	1,439.9
Other Long-Term Assets	405.2	378.8

Total Assets	$6,682.3	$6,415.5

Liabilities and Equity
Floor Plan Notes Payable	$1,606.1	$1,685.1
Floor Plan Notes Payable – Non-Trade	893.6	901.6
Accounts Payable	382.7	373.3
Accrued Expenses	317.3	262.6
Current Portion Long-Term Debt	71.8	50.0
Liabilities Held for Sale	33.7	59.7

Total Current Liabilities	3,305.2	3,332.3
Long-Term Debt	1,161.6	1,033.2
Other Long-Term Liabilities	560.1	527.9

Total Liabilities	5,026.9	4,893.4
Equity	1,655.4	1,522.1

Total Liabilities and Equity	$6,682.3	$6,415.5

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014		2013
Geographic Revenue Mix:
U.S.	61%	63%	60%		64%
U.K.	35%	35%	36%		35%
Other International	4%	2%	4%		1%

Total	100%	100%	100%		100%
Revenue Mix:
Automotive Dealership	97%	98%	97%		99%
Commercial Vehicle, Car Rental and Other	3%	2%	3%		1%
Total	100%	100%	100%	1	100%
Automotive Dealership Revenue Mix:
Premium:
BMW	26%	25%	26%		25%
Audi	13%	13%	13%		13%
Mercedes-Benz	11%	11%	10%		11%
Land Rover	6%	4%	6%		4%
Porsche	5%	4%	5%		5%
Lexus	4%	4%	4%		4%
Ferrari / Maserati	2%	2%	2%		2%
Bentley	1%	1%	2%		1%
Acura	1%	2%	1%		2%
Others	2%	3%	2%		2%

Total Premium	71%	69%	71%		69%
Volume Non-U.S.:
Toyota	12%	12%	12%		12%
Honda	8%	10%	8%		10%
Volkswagen	2%	2%	2%		2%
Nissan	1%	1%	1%		1%
Others	2%	2%	2%		2%

Total Volume Non-U.S.	25%	27%	25%		27%
U.S.:
General Motors / Chrysler / Ford	4%	4%	4%		4%

Total Automotive Dealership Revenue	100%	100%	100%		100%
Gross Profit Mix:
New Vehicles	26.0%	25.8%	25.7%		25.5%
Used Vehicles	13.0%	14.0%	13.5%		14.3%
Finance and Insurance	17.4%	17.2%	17.0%		16.8%
Service and Parts	39.3%	39.5%	39.3%		40.9%
Fleet and Wholesale	0.2%	0.4%	0.5%		0.6%
Commercial Vehicle, Car Rental and Other	4.1%	3.1%	4.0%		1.9%

Total	100.0%	100.0%	100.0%		100.0%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Selected Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2014	2013	Increase/ (Decrease)	2014	2013	Increase/ (Decrease)
Operating items as a percentage of revenue:
Gross Profit:
New Vehicle	7.7%	7.5%	+20 bps	7.7%	7.6%	+10 bps
Used Vehicle	6.6%	7.4%	-80 bps	7.0%	7.6%	-60 bps
Service and Parts	59.4%	60.2%	-80 bps	59.4%	59.5%	-10 bps
Fleet and Wholesale	0.6%	1.3%	-70 bps	1.4%	1.7%	-30 bps
Commercial Vehicle, Car Rental and Other	22.7%	26.6%	nm	22.0%	35.8%	nm

Total Gross Profit	14.9%	15.2%	-30 bps	15.1%	15.4%	-30 bps
Selling, General and Administrative Expenses	11.6%	11.9%	-30 bps	11.8%	12.0%	-20 bps
Operating Income	2.9%	2.9%	—	3.0%	3.0%	—
Inc. From Cont. Ops. Before Inc. Taxes	2.6%	2.6%	—	2.6%	2.6%	—
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	77.9%	78.2%	-30 bps	77.7%	77.6%	+10 bps
Operating Income	19.4%	19.1%	+30 bps	19.7%	19.7%	—

nm – not meaningful

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
	2014	2013	(Decrease)	2014	2013	(Decrease)
(Amounts in Millions):
EBITDA*	$147.3	$125.3	17.6%	$430.5	$362.0	18.9%
Rent Expense	49.0	44.7	9.6%	146.6	132.2	10.9%
Floorplan Credits	7.9	7.4	6.8%	22.0	19.7	11.7%

*	See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Automotive Retail Operations Selected Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
	2014	2013	(Decrease)	2014	2013	(Decrease)
Total Retail Units:
New Retail	57,273	52,463	9.2%	163,071	147,769	10.4%
Used Retail	47,690	42,751	11.6%	138,972	123,848	12.2%

Total Retail	104,963	95,214	10.2%	302,043	271,617	11.2%

Same-Store Retail Units:
New Same-Store Retail	54,572	52,463	4.0%	155,188	147,273	5.4%
Used Same-Store Retail	45,678	42,751	6.8%	133,123	122,898	8.3%

Total Same-Store Retail	100,250	95,214	5.3%	288,311	270,171	6.7%

Same-Store Retail Revenue: (Amounts in Millions)
New Vehicles	$2,127.7	$1,964.5	8.3%	$6,179.2	$5,552.9	11.3%
Used Vehicles	1,257.1	1,078.5	16.6%	3,637.5	3,109.5	17.0%
Finance and Insurance, Net	110.2	98.2	12.2%	319.2	278.3	14.7%
Service and Parts	416.4	375.0	11.0%	1,232.8	1,134.1	8.7%

Total Same-Store Retail	$3,911.4	$3,516.2	11.2%	$11,368.7	$10,074.8	12.8%

Retail Revenue Mix:
New Vehicles	54.6%	55.9%	-130 bps	54.6%	55.1%	-50 bps
Used Vehicles	31.9%	30.7%	+120 bps	31.8%	30.9%	+90 bps
Finance and Insurance, Net	2.8%	2.8%	—	2.8%	2.7%	+10 bps
Service and Parts	10.7%	10.6%	+10 bps	10.8%	11.3%	-50 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$38,955	$37,445	4.0%	$39,832	$37,729	5.6%
Used Vehicles	27,299	25,227	8.2%	27,176	25,260	7.6%
Gross Profit per Vehicle Retailed:
New Vehicles	$2,989	$2,812	6.3%	$3,071	$2,861	7.3%
Used Vehicles	1,800	1,869	-3.7%	1,893	1,913	-1.0%
Finance and Insurance	1,092	1,032	5.8%	1,099	1,026	7.1%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliation
(Unaudited)

Reconciliation of reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months and nine months ended September 30, 2014 and 2013:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			% Increase/			% Increase/
(Amounts in Millions)	2014	2013	(Decrease)	2014	2013	(Decrease)
Net Income	$75.1	$65.5	14.7%	$216.9	$186.0	16.6%
Depreciation	17.8	15.4	15.6%	51.8	44.4	16.7%
Other Interest Expense	13.3	12.3	8.1%	39.5	35.7	10.6%
Income Taxes	39.2	31.3	25.2%	114.4	94.5	21.1%
Loss from Discontinued Operations, net of tax	1.9	0.8	137.5%	7.9	1.4	464.3%

EBITDA	$147.3	$125.3	17.6%	$430.5	$362.0	18.9%

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